Exhibit 99.2

Capital One Financial Corporation
Financial Supplement
First Quarter 2015(1)

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended March 31, 2015 once it is filed with the Securities and Exchange Commission.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated(1)

						2015 Q1 vs.
(Dollars in millions, except per share data and as noted) (unaudited)	2015	2014	2014	2014	2014	2014	2014
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Earnings
Net interest income	$4,576	$4,656	$4,497	$4,315	$4,350	(2)%	5%
Non-interest income(2)	1,071	1,157	1,142	1,153	1,020	(7)	5
Total net revenue(3)	$5,647	$5,813	$5,639	$5,468	$5,370	(3)	5
Provision for credit losses	935	1,109	993	704	735	(16)	27
Non-interest expense:
Marketing	375	509	392	335	325	(26)	15
Amortization of intangibles	110	123	130	136	143	(11)	(23)
Acquisition-related(4)	7	10	13	18	23	(30)	(70)
Operating expenses	2,557	2,642	2,450	2,490	2,441	(3)	5
Total non-interest expense	3,049	3,284	2,985	2,979	2,932	(7)	4
Income from continuing operations before income taxes	1,663	1,420	1,661	1,785	1,703	17	(2)
Income tax provision	529	450	536	581	579	18	(9)
Income from continuing operations, net of tax	1,134	970	1,125	1,204	1,124	17	1
Income (loss) from discontinued operations, net of tax(2)	19	29	(44)	(10)	30	(34)	(37)
Net income	1,153	999	1,081	1,194	1,154	15	—
Dividends and undistributed earnings allocated to participating securities(5)	(6)	(4)	(5)	(4)	(5)	50	20
Preferred stock dividends(5)	(32)	(21)	(20)	(13)	(13)	52	146
Net income available to common stockholders	$1,115	$974	$1,056	$1,177	$1,136	14	(2)
Common Share Statistics
Basic earnings per common share:(5)
Net income from continuing operations	$2.00	$1.71	$1.97	$2.09	$1.94	17%	3%
Income (loss) from discontinued operations	0.03	0.05	(0.08)	(0.02)	0.05	(40)	(40)
Net income per basic common share	$2.03	$1.76	$1.89	$2.07	$1.99	15	2
Diluted earnings per common share:(5)
Net income from continuing operations	$1.97	$1.68	$1.94	$2.06	$1.91	17	3
Income (loss) from discontinued operations	0.03	0.05	(0.08)	(0.02)	0.05	(40)	(40)
Net income per diluted common share	$2.00	$1.73	$1.86	$2.04	$1.96	16	2
Weighted-average common shares outstanding (in millions) for:
Basic common shares	550.2	554.3	559.9	567.5	571.0	(1)	(4)
Diluted common shares	557.2	561.8	567.9	577.6	580.3	(1)	(4)
Common shares outstanding (period end, in millions)	548.0	553.4	558.5	561.8	572.9	(1)	(4)
Dividends paid per common share	$0.30	$0.30	$0.30	$0.30	$0.30	—	—
Tangible book value per common share (period end)(6)	52.19	50.32	48.72	47.90	45.88	4	14

						2015 Q1 vs.
(Dollars in millions) (unaudited)	2015	2014	2014	2014	2014	2014	2014
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Balance Sheet (Period End)
Loans held for investment(7)	$203,978	$208,316	$201,592	$198,528	$192,941	(2)%	6%
Interest-earning assets	275,837	277,849	270,001	266,720	259,422	(1)	6
Total assets	306,224	308,167	299,640	297,434	289,814	(1)	6
Interest-bearing deposits	185,208	180,467	178,876	180,970	184,214	3	1
Total deposits	210,440	205,548	204,264	205,890	208,324	2	1
Borrowings	41,029	48,457	42,243	39,114	30,118	(15)	36
Common equity	43,908	43,231	42,682	42,477	41,948	2	5
Total stockholders’ equity	45,730	45,053	44,018	43,815	42,801	2	7
Balance Sheet (Average Balances)
Loans held for investment(7)	$205,194	$203,436	$199,422	$194,996	$193,722	1%	6%
Interest-earning assets	278,427	273,436	268,890	263,570	262,659	2	6
Total assets	309,401	304,153	298,913	294,089	293,551	2	5
Interest-bearing deposits	182,998	179,401	179,928	182,053	184,183	2	(1)
Total deposits	207,851	205,355	205,199	206,315	205,842	1	1
Borrowings	46,082	43,479	40,314	35,658	35,978	6	28
Common equity	44,575	43,895	43,489	42,797	42,006	2	6
Total stockholders’ equity	46,397	45,576	44,827	43,767	42,859	2	8

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated(1)

						2015 Q1 vs.
(Dollars in millions except as noted) (unaudited)	2015	2014	2014	2014	2014	2014		2014
	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Performance Metrics
Net interest income growth (quarter over quarter)	(2)%	4%	4%	(1)%	(2)%	**		**
Non-interest income growth (quarter over quarter)	(7)	1	(1)	13	(9)	**		**
Total net revenue growth (quarter over quarter)	(3)	3	3	2	(3)	**		**
Total net revenue margin(8)	8.11	8.50	8.39	8.30	8.18	(39	)bps	(7	)bps
Net interest margin(9)	6.57	6.81	6.69	6.55	6.62	(24)		(5)
Return on average assets	1.47	1.28	1.51	1.64	1.53	19		(6)
Return on average tangible assets(10)	1.54	1.34	1.59	1.73	1.62	20		(8)
Return on average common equity(11)	9.84	8.61	10.12	11.09	10.53	123		(69)
Return on average tangible common equity(12)	15.00	13.28	15.73	17.47	16.83	172		(183)
Non-interest expense as a percentage of average loans held for investment	5.94	6.46	5.99	6.11	6.05	(52)		(11)
Efficiency ratio(13)	53.99	56.49	52.93	54.48	54.60	(250)		(61)
Effective income tax rate for continuing operations	31.8	31.7	32.3	32.5	34.0	10		(220)
Employees (in thousands), period end(14)	47.0	46.0	44.9	44.6	44.9	2%		5%
Credit Quality Metrics(7)
Allowance for loan and lease losses	$4,405	$4,383	$4,212	$3,998	$4,098	1%		7%
Allowance as a percentage of loans held for investment	2.16%	2.10%	2.09%	2.01%	2.12%	6	bps	4	bps
Allowance as a percentage of loans held for investment (excluding acquired loans)	2.41	2.36	2.37	2.30	2.45	5		(4)
Net charge-offs	$881	$915	$756	$812	$931	(4)%		(5)%
Net charge-off rate(15)	1.72%	1.80%	1.52%	1.67%	1.92%	(8	)bps	(20	)bps
Net charge-off rate (excluding acquired loans)(15)	1.93	2.04	1.73	1.93	2.24	(11)		(31)
30+ day performing delinquency rate	2.32	2.62	2.46	2.24	2.22	(30)		10
30+ day performing delinquency rate (excluding acquired loans)	2.61	2.95	2.81	2.58	2.59	(34)		2
30+ day delinquency rate	2.58	2.91	2.76	2.53	2.51	(33)		7
30+ day delinquency rate (excluding acquired loans)	2.90	3.28	3.14	2.91	2.93	(38)		(3)
Capital Ratios(16)
Common equity Tier 1 capital ratio	12.5%	12.5%	12.7%	12.7%	13.0%	—		(50	)bps
Tier 1 risk-based capital ratio	13.2	13.2	13.3	13.3	13.4	—		(20)
Total risk-based capital ratio	15.1	15.1	15.2	15.4	15.4	—		(30)
Tier 1 leverage ratio	10.7	10.8	10.6	10.7	10.4	(10)		30
Tangible common equity (“TCE”) ratio(17)	9.8	9.5	9.6	9.5	9.6	30		20

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

	Three Months Ended			2015 Q1 vs.
	2015	2014	2014	2014	2014
(Dollars in millions, except per share data and as noted) (unaudited)	Q1	Q4	Q1	Q4	Q1
Interest income:
Loans, including loans held for sale	$4,540	$4,613	$4,307	(2)%	5%
Investment securities	406	405	416	—	(2)
Other	28	27	30	4	(7)
Total interest income	4,974	5,045	4,753	(1)	5
Interest expense:
Deposits	271	269	276	1	(2)
Securitized debt obligations	33	36	38	(8)	(13)
Senior and subordinated notes	79	73	77	8	3
Other borrowings	15	11	12	36	25
Total interest expense	398	389	403	2	(1)
Net interest income	4,576	4,656	4,350	(2)	5
Provision for credit losses	935	1,109	735	(16)	27
Net interest income after provision for credit losses	3,641	3,547	3,615	3	1
Non-interest income:(2)
Service charges and other customer-related fees	437	462	474	(5)	(8)
Interchange fees, net	496	523	440	(5)	13
Net other-than-temporary impairment recognized in earnings	(15)	(9)	(5)	67	200
Other	153	181	111	(15)	38
Total non-interest income	1,071	1,157	1,020	(7)	5
Non-interest expense:
Salaries and associate benefits	1,211	1,179	1,161	3	4
Occupancy and equipment	435	474	405	(8)	7
Marketing	375	509	325	(26)	15
Professional services	296	329	287	(10)	3
Communications and data processing	202	203	196	—	3
Amortization of intangibles	110	123	143	(11)	(23)
Other	420	467	415	(10)	1
Total non-interest expense	3,049	3,284	2,932	(7)	4
Income from continuing operations before income taxes	1,663	1,420	1,703	17	(2)
Income tax provision	529	450	579	18	(9)
Income from continuing operations, net of tax	1,134	970	1,124	17	1
Income from discontinued operations, net of tax(2)	19	29	30	(34)	(37)
Net income	1,153	999	1,154	15	—
Dividends and undistributed earnings allocated to participating securities(5)	(6)	(4)	(5)	50	20
Preferred stock dividends(5)	(32)	(21)	(13)	52	146
Net income available to common stockholders	$1,115	$974	$1,136	14	(2)

	Three Months Ended			2015 Q1 vs.
	2015	2014	2014	2014	2014
(Dollars in millions, except per share data and as noted) (unaudited)	Q1	Q4	Q1	Q4	Q1
Basic earnings per common share:(5)
Net income from continuing operations	$2.00	$1.71	$1.94	17%	3%
Income from discontinued operations	0.03	0.05	0.05	(40)	(40)
Net income per basic common share	$2.03	$1.76	$1.99	15	2
Diluted earnings per common share:(5)
Net income from continuing operations	$1.97	$1.68	$1.91	17	3
Income from discontinued operations	0.03	0.05	0.05	(40)	(40)
Net income per diluted common share	$2.00	$1.73	$1.96	16	2
Weighted average common shares outstanding (in millions):
Basic common shares	550.2	554.3	571.0	(1)	(4)
Diluted common shares	557.2	561.8	580.3	(1)	(4)
Dividends paid per common share	$0.30	$0.30	$0.30	—	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets(1)

				March 31, 2015 vs.
(Dollars in millions) (unaudited)	March 31, 2015	December 31, 2014	March 31, 2014	December 31, 2014	March 31, 2014
Assets:
Cash and cash equivalents:
Cash and due from banks	$2,853	$3,147	$3,373	(9)%	(15)%
Interest-bearing deposits with banks	6,038	4,095	2,641	47	129
Federal funds sold and securities purchased under agreements to resell	0	0	168	—	**
Total cash and cash equivalents	8,891	7,242	6,182	23	44
Restricted cash for securitization investors	234	234	550	—	(57)
Securities available for sale, at fair value	39,321	39,508	40,721	—	(3)
Securities held to maturity, at carrying value	23,241	22,500	20,150	3	15
Loans held for investment:(7)
Unsecuritized loans held for investment	170,040	171,771	156,072	(1)	9
Restricted loans for securitization investors	33,938	36,545	36,869	(7)	(8)
Total loans held for investment	203,978	208,316	192,941	(2)	6
Allowance for loan and lease losses	(4,405)	(4,383)	(4,098)	1	7
Net loans held for investment	199,573	203,933	188,843	(2)	6
Loans held for sale, at lower of cost or fair value	1,331	626	259	113	414
Premises and equipment, net	3,684	3,685	3,807	—	(3)
Interest receivable	1,078	1,079	1,045	—	3
Goodwill	13,978	13,978	13,974	—	—
Other assets	14,893	15,382	14,283	(3)	4
Total assets	$306,224	$308,167	$289,814	(1)	6

				March 31, 2015 vs.
(Dollars in millions) (unaudited)	March 31, 2015	December 31, 2014	March 31, 2014	December 31, 2014	March 31, 2014
Liabilities:
Interest payable	$195	$254	$182	(23)%	7%
Deposits:
Non-interest bearing deposits	25,232	25,081	24,110	1	5
Interest-bearing deposits	185,208	180,467	184,214	3	1
Total deposits	210,440	205,548	208,324	2	1
Securitized debt obligations	12,717	11,624	9,783	9	30
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	933	880	1,544	6	(40)
Senior and subordinated notes	20,559	18,684	14,891	10	38
Other borrowings	6,820	17,269	3,900	(61)	75
Total other debt	28,312	36,833	20,335	(23)	39
Other liabilities	8,830	8,855	8,389	—	5
Total liabilities	260,494	263,114	247,013	(1)	5

Stockholders’ equity:
Preferred stock	0	0	0	—	—
Common stock	6	6	6	—	—
Additional paid-in capital, net	27,939	27,869	26,605	—	5
Retained earnings	24,925	23,973	21,259	4	17
Accumulated other comprehensive income (“AOCI”)	(212)	(430)	(710)	(51)	(70)
Treasury stock, at cost	(6,928)	(6,365)	(4,359)	9	59
Total stockholders’ equity	45,730	45,053	42,801	2	7
Total liabilities and stockholders’ equity	$306,224	$308,167	$289,814	(1)	6

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial & Selected Metrics and Consolidated Financial Statements (Tables 1 — 4)

**	Not meaningful.

(1)
As of January 1, 2015, we changed our accounting principle from a gross basis of presentation to a net basis, for presenting qualifying derivative assets and liabilities, as well as the related fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable). Prior period results and related metrics have been recast to conform to this presentation. Prior period regulatory ratios have not been recast.

(2)	We recorded the following related to the mortgage representation and warranty reserve:

	2015	2014	2014	2014	2014
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
Provision (benefit) for mortgage representation and warranty losses before income taxes:
Recorded in continuing operations	$1	$(11)	$—	$(29)	$14
Recorded in discontinued operations	(19)	(41)	70	11	(47)
Total (benefit) provision for mortgage representation and warranty losses before income taxes	$(18)	$(52)	$70	$(18)	$(33)
Historically, the majority of the provision for representation and warranty losses is included net of tax in discontinued operations, with the remaining amount included before income taxes in non-interest income. The mortgage representation and warranty reserve was $673 million as of March 31, 2015, $731 millions as of December 31, 2014 and $1.1 billion as of March 31, 2014.

(3)
Total net revenue was reduced by $147 million in Q1 2015, $165 million in Q4 2014, $164 million in Q3 2014, $153 million in Q2 2014 and $163 million in Q1 2014 for the estimated uncollectible amount of billed finance charges and fees.

(4)	Acquisition-related costs include transaction costs, legal and other professional or consulting fees, restructuring costs, and integration expense.

(5)
Dividends and undistributed earnings allocated to participating securities, earnings per share, and preferred stock dividends are computed independently for each period. Accordingly, the sum of each quarter may not agree to the year-to-date total.

(6)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information on tangible common equity.

(7)
Loans held for investment includes acquired loans. We use the term “acquired loans” to refer to a certain portion of the loans acquired in the following transactions: (i) the February 2012 transaction where we acquired the assets and assumed the liabilities of substantially all of ING Direct; (ii) the February 2009 Chevy Chase Bank acquisition; and (iii) May 2012 transaction in which we acquired substantially all of HSBC’s credit card and private-label credit card business in the United States. These loans were recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3”, or Accounting Standard Codification 310-30). The table below presents amounts related to acquired loans accounted for under SOP 03-3:

	2015	2014	2014	2014	2014
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
Acquired loans accounted for under SOP 03-3:
Period-end unpaid principal balance	$23,248	$24,473	$25,726	$27,117	$28,549
Period-end loans held for investment	22,334	23,500	24,685	26,019	27,390
Average loans held for investment	22,773	23,907	25,104	26,491	27,760

(8)	Calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(9)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(10)
Calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. Return on average tangible assets is a non-GAAP measure and See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(11)
Calculated based on the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly titled measures reported by other companies.

(12)
Calculated based on the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Return on average tangible common equity is a non-GAAP measure and our calculation may not be comparable to similarly titled measures reported by other companies. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(13)	Calculated based on total non-interest expense for the period divided by total net revenue for the period.

(14)	Effective Q2 2014, we changed our presentation from total full-time equivalent employees to total employees. All prior periods have been recast to conform to the current presentation.

(15)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(16)
Ratios as of the end of Q1 2015 are preliminary and therefore subject to change. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for information on the calculation of each of these ratios.

(17)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2015 Q1			2014 Q4			2014 Q1
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions) (unaudited)
Interest-earning assets:
Loans, including loans held for sale	$205,854	$4,540	8.82%	$204,137	$4,613	9.04%	$194,020	$4,307	8.88%
Investment securities	63,181	406	2.57	62,952	405	2.57	62,124	416	2.68
Cash equivalents and other	9,392	28	1.19	6,347	27	1.70	6,515	30	1.84
Total interest-earning assets	$278,427	$4,974	7.15	$273,436	$5,045	7.38	$262,659	$4,753	7.24

Interest-bearing liabilities:
Interest-bearing deposits	$182,998	$271	0.59	$179,401	$269	0.60	$184,183	$276	0.60
Securitized debt obligations	11,563	33	1.14	11,479	36	1.25	10,418	38	1.46
Senior and subordinated notes	20,595	79	1.53	18,680	73	1.56	14,162	77	2.17
Other borrowings and liabilities	14,721	15	0.41	14,058	11	0.31	11,398	12	0.42
Total interest-bearing liabilities	$229,877	$398	0.69	$223,618	$389	0.70	$220,161	$403	0.73
Net interest income/spread		$4,576	6.46		$4,656	6.68		$4,350	6.51
Impact of non-interest bearing funding			0.11			0.13			0.11
Net interest margin			6.57%			6.81%			6.62%

__________

(1)	Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics(1)

						2015 Q1 vs.
(Dollars in millions) (unaudited)	2015 Q1	2014 Q4	2014 Q3	2014 Q2	2014 Q1	2014 Q4		2014 Q1
Period-end Loans Held For Investment
Credit card:
Domestic credit card	$74,131	$77,704	$73,143	$71,165	$68,275	(5)%		9%
International credit card	7,623	8,172	7,488	7,853	7,575	(7)		1
Total credit card	81,754	85,876	80,631	79,018	75,850	(5)		8
Consumer banking:
Auto	38,937	37,824	36,254	34,792	33,080	3		18
Home loan	28,905	30,035	31,203	32,644	34,035	(4)		(15)
Retail banking	3,537	3,580	3,604	3,626	3,612	(1)		(2)
Total consumer banking	71,379	71,439	71,061	71,062	70,727	—		1
Commercial banking:
Commercial and multifamily real estate	22,831	23,137	22,895	22,040	21,256	(1)		7
Commercial and industrial	27,172	26,972	26,071	25,402	24,064	1		13
Total commercial lending	50,003	50,109	48,966	47,442	45,320	—		10
Small-ticket commercial real estate	738	781	822	879	910	(6)		(19)
Total commercial banking(2)	50,741	50,890	49,788	48,321	46,230	—		10
Other loans	104	111	112	127	134	(6)		(22)
Total loans held for investment(2)	$203,978	$208,316	$201,592	$198,528	$192,941	(2)		6
Average Loans Held For Investment
Credit card:
Domestic credit card	$74,770	$74,026	$71,784	$69,376	$69,810	1%		7%
International credit card	7,811	7,714	7,710	7,621	7,692	1		2
Total credit card	82,581	81,740	79,494	76,997	77,502	1		7
Consumer banking:
Auto	38,387	37,072	35,584	33,972	32,387	4		19
Home loan	29,493	30,604	31,859	33,299	34,646	(4)		(15)
Retail banking	3,561	3,578	3,605	3,613	3,630	—		(2)
Total consumer banking	71,441	71,254	71,048	70,884	70,663	—		1
Commercial banking:
Commercial and multifamily real estate	23,120	23,129	22,409	21,484	20,962	—		10
Commercial and industrial	27,190	26,409	25,512	24,611	23,541	3		16
Total commercial lending	50,310	49,538	47,921	46,095	44,503	2		13
Small-ticket commercial real estate	760	801	845	896	932	(5)		(18)
Total commercial banking	51,070	50,339	48,766	46,991	45,435	1		12
Other loans	102	103	114	124	122	(1)		(16)
Total average loans held for investment	$205,194	$203,436	$199,422	$194,996	$193,722	1		6
Net Charge-off Rates
Credit card:
Domestic credit card	3.55%	3.39%	2.83%	3.52%	4.01%	16	bps	(46	)bps
International credit card	2.80	3.34	3.32	3.93	4.17	(54)		(137)
Total credit card	3.48	3.38	2.88	3.56	4.02	10		(54)

						2015 Q1 vs.
(Dollars in millions) (unaudited)	2015 Q1	2014 Q4	2014 Q3	2014 Q2	2014 Q1	2014 Q4		2014 Q1
Consumer banking:
Auto	1.55%	2.14%	1.98%	1.31%	1.66%	(59	)bps	(11	)bps
Home loan	0.03	0.07	0.02	0.05	0.06	(4)		(3)
Retail banking	0.96	1.28	1.36	0.70	0.95	(32)		1
Total consumer banking	0.89	1.20	1.07	0.69	0.84	(31)		5
Commercial banking:
Commercial and multifamily real estate	(0.03)	0.01	(0.10)	—	0.01	(4)		(4)
Commercial and industrial	0.05	0.10	(0.01)	0.04	0.03	(5)		2
Total commercial lending	0.01	0.06	(0.05)	0.02	0.02	(5)		(1)
Small-ticket commercial real estate	0.47	0.80	(0.01)	0.61	0.67	(33)		(20)
Total commercial banking	0.02	0.07	(0.05)	0.03	0.04	(5)		(2)
Other loans	1.56	0.47	(0.61)	2.18	(0.68)	109		224
Total net charge-offs	1.72	1.80	1.52	1.67	1.92	(8)		(20)
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	2.92%	3.27%	3.21%	2.83%	3.02%	(35	)bps	(10	)bps
International credit card	2.81	2.94	3.34	3.40	3.59	(13)		(78)
Total credit card	2.91	3.24	3.22	2.89	3.08	(33)		(17)
Consumer banking:
Auto	5.21	6.57	6.14	5.77	5.29	(136)		(8)
Home loan	0.18	0.21	0.14	0.13	0.12	(3)		6
Retail banking	0.60	0.64	0.53	0.48	0.74	(4)		(14)
Total consumer banking	2.95	3.60	3.22	2.91	2.57	(65)		38
Nonperforming Loans and Nonperforming Assets Rates(3)(4)
Credit card:
International credit card	0.84%	0.86%	0.98%	1.03%	1.07%	(2	)bps	(23	)bps
Total credit card	0.08	0.08	0.09	0.10	0.11	—		(3)
Consumer banking:
Auto	0.31	0.52	0.49	0.43	0.34	(21)		(3)
Home loan	1.16	1.10	1.04	1.07	1.09	6		7
Retail banking	0.71	0.61	0.54	0.79	1.15	10		(44)
Total consumer banking	0.67	0.77	0.73	0.75	0.74	(10)		(7)
Commercial banking:
Commercial and multifamily real estate	0.18	0.27	0.26	0.29	0.27	(9)		(9)
Commercial and industrial	0.39	0.39	0.37	0.41	0.36	—		3
Total commercial lending	0.29	0.33	0.32	0.36	0.32	(4)		(3)
Small-ticket commercial real estate	1.62	0.96	0.42	1.40	0.73	66		89
Total commercial banking	0.31	0.34	0.32	0.38	0.33	(3)		(2)
Other loans	13.33	13.37	14.66	12.74	12.47	(4)		86
Total nonperforming loans	0.35	0.39	0.38	0.41	0.40	(4)		(5)
Total nonperforming assets	0.50	0.54	0.53	0.55	0.54	(4)		(4)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Financial Summary—Business Segments(1)

	Three Months Ended March 31, 2015
(Dollars in millions) (unaudited)	Total	Credit Card	Consumer Banking	Commercial Banking	Other
Earnings:
Net interest income	$4,576	$2,666	$1,434	$461	$15
Non-interest income	1,071	816	158	114	(17)
Total net revenue (loss)(5)	5,647	3,482	1,592	575	(2)
Provision for credit losses	935	669	206	60	—
Non-interest expense	3,049	1,776	970	272	31
Income (loss) from continuing operations before income taxes	1,663	1,037	416	243	(33)
Income tax provision (benefit)	529	369	150	88	(78)
Income from continuing operations, net of tax	$1,134	$668	$266	$155	$45

	Three Months Ended December 31, 2014
(Dollars in millions) (unaudited)	Total	Credit Card	Consumer Banking	Commercial Banking	Other
Earnings:
Net interest income	$4,656	$2,697	$1,459	$455	$45
Non-interest income	1,157	841	185	132	(1)
Total net revenue(5)	5,813	3,538	1,644	587	44
Provision (benefit) for credit losses	1,109	856	222	32	(1)
Non-interest expense	3,284	1,888	1,045	293	58
Income (loss) from continuing operations before income taxes	1,420	794	377	262	(13)
Income tax provision (benefit)	450	275	135	93	(53)
Income from continuing operations, net of tax	$970	$519	$242	$169	$40

	Three Months Ended March 31, 2014
(Dollars in millions) (unaudited)	Total	Credit Card	Consumer Banking	Commercial Banking	Other
Earnings:
Net interest income (expense)	$4,350	$2,525	$1,433	$421	$(29)
Non-interest income	1,020	785	150	87	(2)
Total net revenue (loss)(5)	5,370	3,310	1,583	508	(31)
Provision (benefit) for credit losses	735	558	140	40	(3)
Non-interest expense	2,932	1,726	930	255	21
Income (loss) from continuing operations before income taxes	1,703	1,026	513	213	(49)
Income tax provision (benefit)	579	358	183	76	(38)
Income (loss) from continuing operations, net of tax	$1,124	$668	$330	$137	$(11)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial & Statistical Summary—Credit Card Business(1)

						2015 Q1 vs.
	2015	2014	2014	2014	2014	2014		2014
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Credit Card
Earnings:
Net interest income	$2,666	$2,697	$2,627	$2,461	$2,525	(1)%		6%
Non-interest income	816	841	846	839	785	(3)		4
Total net revenue	3,482	3,538	3,473	3,300	3,310	(2)		5
Provision for credit losses	669	856	787	549	558	(22)		20
Non-interest expense	1,776	1,888	1,730	1,719	1,726	(6)		3
Income from continuing operations before income taxes	1,037	794	956	1,032	1,026	31		1
Income tax provision	369	275	332	364	358	34		3
Income from continuing operations, net of tax	$668	$519	$624	$668	$668	29		—
Selected performance metrics:
Period-end loans held for investment	$81,754	$85,876	$80,631	$79,018	$75,850	(5)%		8%
Average loans held for investment	82,581	81,740	79,494	76,997	77,502	1		7
Average yield on loans held for investment(6)	14.30%	14.61%	14.65%	14.22%	14.43%	(31	)bps	(13	)bps
Total net revenue margin	16.87	17.31	17.48	17.14	17.08	(44)		(21)
Net charge-off rate	3.48	3.38	2.88	3.56	4.02	10		(54)
30+ day performing delinquency rate	2.91	3.24	3.22	2.89	3.08	(33)		(17)
30+ day delinquency rate	2.97	3.30	3.29	2.97	3.16	(33)		(19)
Nonperforming loan rate(3)	0.08	0.08	0.09	0.10	0.11	—		(3)
Card loan premium amortization and other intangible accretion(7)	$11	$11	$18	$31	$37	—		(70)%
PCCR intangible amortization	84	87	90	94	98	(3)		(14)
Purchase volume(8)	57,383	63,484	57,474	56,358	47,434	(10)		21
Domestic Card
Earnings:
Net interest income	$2,421	$2,432	$2,361	$2,193	$2,255	—		7%
Non-interest income	743	768	763	768	702	(3)		6
Total net revenue	3,164	3,200	3,124	2,961	2,957	(1)		7
Provision for credit losses	610	765	738	504	486	(20)		26
Non-interest expense	1,580	1,676	1,530	1,513	1,545	(6)		2
Income from continuing operations before income taxes	974	759	856	944	926	28		5
Income tax provision	353	272	306	337	331	30		7
Income from continuing operations, net of tax	$621	$487	$550	$607	$595	28		4

						2015 Q1 vs.
	2015	2014	2014	2014	2014	2014		2014
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Selected performance metrics:
Period-end loans held for investment	$74,131	$77,704	$73,143	$71,165	$68,275	(5)%		9%
Average loans held for investment	74,770	74,026	71,784	69,376	69,810	1		7
Average yield on loans held for investment(6)	14.23%	14.43%	14.46%	13.95%	14.19%	(20	)bps	4	bps
Total net revenue margin	16.93	17.29	17.41	17.07	16.94	(36)		(1)
Net charge-off rate	3.55	3.39	2.83	3.52	4.01	16		(46)
30+ day performing delinquency rate	2.92	3.27	3.21	2.83	3.02	(35)		(10)
30+ day delinquency rate	2.92	3.27	3.21	2.83	3.02	(35)		(10)
Purchase volume(8)	$52,025	$58,234	$53,690	$52,653	$44,139	(11	) %	18%
International Card
Earnings:
Net interest income	$245	$265	$266	$268	$270	(8)%		(9)%
Non-interest income	73	73	83	71	83	—		(12)
Total net revenue	318	338	349	339	353	(6)		(10)
Provision for credit losses	59	91	49	45	72	(35)		(18)
Non-interest expense	196	212	200	206	181	(8)		8
Income from continuing operations before income taxes	63	35	100	88	100	80		(37)
Income tax provision	16	3	26	27	27	**		(41)
Income from continuing operations, net of tax	$47	$32	$74	$61	$73	47		(36)
Selected performance metrics:
Period-end loans held for investment	$7,623	$8,172	$7,488	$7,853	$7,575	(7)%		1%
Average loans held for investment	7,811	7,714	7,710	7,621	7,692	1		2
Average yield on loans held for investment(6)	14.93%	16.31%	16.42%	16.74%	16.64%	(138	)bps	(171	)bps
Total net revenue margin	16.31	17.55	18.13	17.76	18.38	(124)		(207)
Net charge-off rate	2.80	3.34	3.32	3.93	4.17	(54)		(137)
30+ day performing delinquency rate	2.81	2.94	3.34	3.40	3.59	(13)		(78)
30+ day delinquency rate	3.44	3.60	4.08	4.20	4.41	(16)		(97)
Nonperforming loan rate(3)	0.84	0.86	0.98	1.03	1.07	(2)		(23)
Purchase volume(8)	$5,358	$5,250	$3,784	$3,705	$3,295	2%		63%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Consumer Banking Business(1)

						2015 Q1 vs.
	2015	2014	2014	2014	2014	2014		2014
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Consumer Banking
Earnings:
Net interest income	$1,434	$1,459	$1,425	$1,431	$1,433	(2)%		—
Non-interest income	158	185	179	170	150	(15)		5
Total net revenue	1,592	1,644	1,604	1,601	1,583	(3)		1
Provision for credit losses	206	222	198	143	140	(7)		47
Non-interest expense	970	1,045	956	938	930	(7)		4
Income from continuing operations before income taxes	416	377	450	520	513	10		(19)
Income tax provision	150	135	161	186	183	11		(18)
Income from continuing operations, net of tax	$266	$242	$289	$334	$330	10		(19)
Selected performance metrics:
Period-end loans held for investment	$71,379	$71,439	$71,061	$71,062	$70,727	—		1%
Average loans held for investment	71,441	71,254	71,048	70,884	70,663	—		1
Average yield on loans held for investment(6)	6.26%	6.45%	6.18%	6.22%	6.18%	(19	)bps	8	bps
Auto loan originations	$5,185	$5,390	$5,410	$5,376	$4,727	(4)%		10%
Period-end deposits	172,502	168,078	167,624	169,153	171,529	3		1
Average deposits	169,593	167,727	168,407	169,694	168,676	1		1
Average deposit interest rate	0.57%	0.57%	0.58%	0.57%	0.57%	—		—
Core deposit intangible amortization	$22	$24	$26	$28	$30	(8)%		(27)%
Net charge-off rate	0.89%	1.20%	1.07%	0.69%	0.84%	(31	)bps	5	bps
30+ day performing delinquency rate	2.95	3.60	3.22	2.91	2.57	(65)		38
30+ day delinquency rate	3.46	4.23	3.82	3.49	3.14	(77)		32
Nonperforming loan rate(3)	0.67	0.77	0.73	0.75	0.74	(10)		(7)
Nonperforming asset rate(4)	0.95	1.06	1.01	1.01	1.00	(11)		(5)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Commercial Banking Business(1)

						2015 Q1 vs.
	2015	2014	2014	2014	2014	2014		2014
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Commercial Banking
Earnings:
Net interest income	$461	$455	$439	$436	$421	1%		10%
Non-interest income	114	132	122	109	87	(14)		31
Total net revenue(5)	575	587	561	545	508	(2)		13
Provision for credit losses	60	32	9	12	40	88		50
Non-interest expense	272	293	268	267	255	(7)		7
Income from continuing operations before income taxes	243	262	284	266	213	(7)		14
Income tax provision	88	93	102	95	76	(5)		16
Income from continuing operations, net of tax	$155	$169	$182	$171	$137	(8)		13
Selected performance metrics:
Period-end loans held for investment(2)	$50,741	$50,890	$49,788	$48,321	$46,230	—		10%
Average loans held for investment	51,070	50,339	48,766	46,991	45,435	1		12
Average yield on loans held for investment(5)(6)	3.22%	3.33%	3.39%	3.50%	3.47%	(11	)bps	(25	)bps
Period-end deposits	$32,575	$31,954	$31,918	$31,440	$31,485	2%		3%
Average deposits	32,845	32,363	31,772	31,238	31,627	1		4
Average deposit interest rate	0.24%	0.24%	0.24%	0.24%	0.25%	—		(1	)bps
Core deposit intangible amortization	$4	$5	$5	$5	$6	(20)%		(33)%
Net charge-off (recovery) rate	0.02%	0.07%	(0.05)%	0.03%	0.04%	(5	)bps	(2	)bps
Nonperforming loan rate(3)	0.31	0.34	0.32	0.38	0.33	(3)		(2)
Nonperforming asset rate(4)	0.31	0.36	0.35	0.41	0.36	(5)		(5)
Risk category:(9)
Noncriticized	$48,938	$49,284	$48,408	$46,881	$45,103	(1)%		9%
Criticized performing	1,645	1,431	1,219	1,259	977	15		68
Criticized nonperforming	158	175	161	181	150	(10)		5
Total commercial loans	$50,741	$50,890	$49,788	$48,321	$46,230	—		10
Risk category as a percentage of period-end commercial loans held for investment:
Noncriticized	96.5%	96.9%	97.3%	97.0%	97.5%	(40	)bps	(100	)bps
Criticized performing	3.2	2.8	2.4	2.6	2.2	40		100
Criticized nonperforming	0.3	0.3	0.3	0.4	0.3	—		—
Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%	—		—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Other and Total(1)

						2015 Q1 vs.
	2015	2014	2014	2014	2014	2014	2014
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Other
Earnings:
Net interest income (expense)	$15	$45	$6	$(13)	$(29)	(67)%	**
Non-interest income	(17)	(1)	(5)	35	(2)	**	**
Total net (loss) revenue(5)	(2)	44	1	22	(31)	**	(94)%
Benefit for credit losses	—	(1)	(1)	—	(3)	**	**
Non-interest expense	31	58	31	55	21	(47)	48
Loss from continuing operations before income taxes	(33)	(13)	(29)	(33)	(49)	154	(33)
Income tax benefit	(78)	(53)	(59)	(64)	(38)	47	105
Income (loss) from continuing operations, net of tax	$45	$40	$30	$31	$(11)	13	**
Selected performance metrics:
Period-end loans held for investment	$104	$111	$112	$127	$134	(6)%	(22)%
Average loans held for investment	102	103	114	124	122	(1)	(16)
Period-end deposits	5,363	5,516	4,722	5,297	5,310	(3)	1
Average deposits	5,413	5,265	5,020	5,383	5,539	3	(2)
Total
Earnings:
Net interest income	$4,576	$4,656	$4,497	$4,315	$4,350	(2)%	5%
Non-interest income	1,071	1,157	1,142	1,153	1,020	(7)	5
Total net revenue	5,647	5,813	5,639	5,468	5,370	(3)	5
Provision for credit losses	935	1,109	993	704	735	(16)	27
Non-interest expense	3,049	3,284	2,985	2,979	2,932	(7)	4
Income from continuing operations before income taxes	1,663	1,420	1,661	1,785	1,703	17	(2)
Income tax provision	529	450	536	581	579	18	(9)
Income from continuing operations, net of tax	$1,134	$970	$1,125	$1,204	$1,124	17	1
Selected performance metrics:
Period-end loans held for investment(2)	$203,978	$208,316	$201,592	$198,528	$192,941	(2)%	6%
Average loans held for investment	205,194	203,436	199,422	194,996	193,722	1	6
Period-end deposits	210,440	205,548	204,264	205,890	208,324	2	1
Average deposits	207,851	205,355	205,199	206,315	205,842	1	1

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Notes to Loan and Business Segments Disclosures (Tables 7—12)

**	Not meaningful.

(1)	Certain prior period amounts have been recast to conform to the current period presentation.

(2)
Includes $3.6 billion and $3.7 billion of loans to the oil and gas industry as of March 31, 2015 and December 31, 2014, respectively, representing approximately 1.8% of total loans held for investment for both periods.

(3) The nonperforming loan ratios are calculated based on nonperforming loans for each category divided by period-end total loans held for investments.

(4)
Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The nonperforming asset ratios are calculated based on nonperforming assets for each category divided by the combined period-end total of loans held for investment, REO and other foreclosed assets for each respective category. Calculation of nonperforming assets ratios for our Consumer Banking and Commercial Banking businesses are adjusted to exclude the impact of acquired loans.

(5)
Some of our tax-related commercial investments generate tax-exempt income or tax credits. Accordingly, we make certain reclassifications within our Commercial Banking business results to present revenues and yields on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate of 35% with offsetting reclassifications within Other category.

(6)
Calculated by dividing annualized interest income for the period by average loans held for investment during the period for the specified loan category. Annualized interest income excludes various allocations including funds transfer pricing that assigns certain balance sheet assets, deposits and other liabilities and their related revenue and expenses attributable to each business segment.

(7)
Represents the net reduction in interest income attributable to non-SOP 03-3 card loan premium amortization and other intangible accretion associated with the May 2012 transaction in which we acquired substantially all of HSBC’s credit card and private-label credit card business in the United States.

(8)	Includes credit card purchase transactions, net of returns for both loans classified as held for investment and held for sale. Excludes cash advance and balance transfer transactions.

(9)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures(1)

	Basel III Standardized
(Dollars in millions) (unaudited)	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Regulatory Capital Metrics
Common equity Tier 1 capital	$29,671	$29,534	$29,116	$28,774	$28,434
Tier 1 capital	31,493	31,355	30,451	30,111	29,257
Total risk-based capital(2)	35,880	35,879	34,860	34,743	33,784
Risk-weighted assets(3)	238,197	236,944	228,759	226,172	219,047
Average assets for the leverage ratio	295,556	291,243	286,070	281,345	280,907
Capital Ratios
Common equity Tier 1 capital ratio(5)	12.5%	12.5%	12.7%	12.7%	13.0%
Tier 1 risk-based capital ratio(6)	13.2	13.2	13.3	13.3	13.4
Total risk-based capital ratio(7)	15.1	15.1	15.2	15.4	15.4
Tier 1 leverage ratio(8)	10.7	10.8	10.6	10.7	10.4
Tangible common equity (“TCE”) ratio(9)	9.8	9.5	9.6	9.5	9.6
Reconciliation of Non-GAAP Measures
We report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity (“TCE”) and tangible assets. The tables below provide the details of the calculation of our non-GAAP capital measures and regulatory capital. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2015	2014	2014	2014	2014
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
Tangible Common Equity (Average)
Average stockholders’ equity	$46,397	$45,576	$44,827	$43,767	$42,859
Average goodwill and intangible assets(10)	(15,339)	(15,437)	(15,525)	(15,615)	(15,727)
Noncumulative perpetual preferred stock(11)	(1,822)	(1,681)	(1,338)	(970)	(853)
Average tangible common equity	$29,236	$28,458	$27,964	$27,182	$26,279
Tangible Common Equity (Period End)
Stockholders’ equity	$45,730	$45,053	$44,018	$43,815	$42,801
Goodwill and intangible assets(10)	(15,307)	(15,383)	(15,472)	(15,564)	(15,666)
Noncumulative perpetual preferred stock(11)	(1,822)	(1,822)	(1,336)	(1,338)	(853)
Tangible common equity	$28,601	$27,848	$27,210	$26,913	$26,282

	2015	2014	2014	2014	2014
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
Tangible Assets (Average)
Average total assets(4)	$309,401	$304,153	$298,913	$294,089	$293,551
Average goodwill and intangible assets(10)	(15,339)	(15,437)	(15,525)	(15,615)	(15,727)
Average tangible assets(4)	$294,062	$288,716	$283,388	$278,474	$277,824
Tangible Assets (Period End)
Total assets(4)	$306,224	$308,167	$299,640	$297,434	$289,814
Goodwill and intangible assets(10)	(15,307)	(15,383)	(15,472)	(15,564)	(15,666)
Tangible assets(4)	$290,917	$292,784	$284,168	$281,870	$274,148
Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach

(Dollars in millions) (unaudited)	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Common equity excluding AOCI	$44,120	$43,661	$43,241	$42,848	$42,658
Adjustments:
AOCI(12)(13)	(26)	(69)	(146)	6	(182)
Goodwill(10)	(13,801)	(13,805)	(13,801)	(13,811)	(13,811)
Intangible assets(10)(13)	(450)	(243)	(266)	(289)	(314)
Other	(172)	(10)	88	20	83
Common equity Tier 1 capital	$29,671	$29,534	$29,116	$28,774	$28,434
Risk-weighted assets(3)	$238,197	$236,944	$228,759	$226,172	$219,047
Common equity Tier 1 capital ratio(5)	12.5%	12.5%	12.7%	12.7%	13.0%
__________

(1)	Regulatory capital metrics and capital ratios as of the end of Q1 2015 are preliminary and therefore subject to change.

(2)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.

(3)
As of January 1, 2015, risk-weighted assets are calculated under the Basel III Standardized Approach, subject to transition provisions. Prior to January 1, 2015 risk-weighted assets were calculated under Basel I.

(4)
As of January 1, 2015, we changed our accounting principle for presenting eligible derivative assets and liabilities, as well as the related interest receivables and payables, from a gross basis of presentation to a net basis. Prior period average assets and average tangible assets have been recast to conform to this presentation. Prior period regulatory ratios have not been recast.

(5)	Common equity Tier 1 capital ratio is a regulatory measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.

(6)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(7)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.

(8)	Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.

(9)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(10)	Includes impact of related deferred taxes.

(11)	Includes related surplus.

(12)	Amounts presented are net of tax.

(13)	Amounts based on transition provisions for regulatory capital deductions and adjustments of 20% for 2014 and 40% in 2015.